UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2020

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities

The information provided under Item 5.03 below concerning the filing by Adamis Pharmaceuticals Corporation (the “Company”) of an amendment to the Company’s restated certificate of incorporation, and the information provided under Items 1.01 and 3.02 of the Company’s Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on June 16, 2020, concerning the issuance of 1,000,000 shares of Series B Convertible Preferred Stock (the “Series B Preferred”) to Matrix Biomed, Inc. (“Matrix), is incorporated herein by reference. As a result of the filing of such amendment, effective September 4, 2020, the 1,000,000 shares of Series B Preferred previously issued to Matrix automatically converted into 1,000,000 shares of common stock of the Company. The shares of Series B Preferred, and the shares of common stock issued upon conversion of the Series B Preferred, were issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and/or Regulation D under the Securities Act. Matrix represented that it was an accredited investor, as defined in Rule 501 of Regulation D, and that it was acquiring the securities for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided under Item 5.03 below with respect to the Company’s filing of a Certificate of Amendment of the Company’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000, is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 3, 2020, the Company filed a Certificate of Amendment of the Company’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000 (the “Amendment”). The Company’s stockholders approved the Amendment on September 3, 2020, which had previously been approved by the board of directors of the Company, at the Company’s 2020 annual meeting of stockholders as described under Item 5.07 of the Company’s Report on Form 8-K filed with the Commission on September 8, 2020.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: September 8, 2020	By:	/s/ Robert O. Hopkins
Name: Robert O. Hopkins
Title: Chief Financial Officer

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